Exhibit 10.7(a)

THE MANITOWOC COMPANY, INC.
1995 Stock Plan

1. PURPOSE

The purpose of this 1995 Stock Plan (the "Plan") is to promote the interests of The Manitowoc Company, Inc. (the "Company") and its stockholders by providing a method whereby key employees of the Company and its subsidiaries who are primarily responsible for the management, growth and financial success of the Company may be offered incentives and rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company and continue to remain in the employ of the Company or its subsidiaries. The Plan permits grants of options to purchase shares of Common Stock, $.01 par value, of the Company ("Common Stock"), grants of limited stock appreciation rights in connection with options and awards of shares of Common Stock that are restricted as provided in Section 6 ("Restricted Shares"). Awards of Restricted Shares may be in lieu of or in addition to grants of options under the Plan. It is intended that options issued under this Plan shall constitute (a) incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the treasury regulations promulgated thereunder, to the extent provided in Section 5(a) hereof, or (b) options which do not qualify as incentive stock options ("Non-qualified Stock Options") .

2. SHARES SUBJECT TO PLAN

The total number of shares of Common Stock with respect to which options may be granted and Restricted Shares may be awarded under the Plan shall not exceed *2,531,250 shares, subject to adjustment as provided in Section 7. Shares awarded as Restricted Shares or issued upon exercise of options granted under the Plan may be either authorized and unissued shares or treasury shares. In the event that any Restricted Shares shall be forfeited or any option granted under the Plan shall terminate, expire or be canceled as to any shares of Common Stock, without having been exercised in full, new awards of Restricted Shares may be made or new options may be granted with respect to such shares without again being charged against the maximum share limitations set forth above in this Section 2.

Notwithstanding any other provision of the Plan to the contrary, the maximum number of shares of Common Stock (subject to adjustment under Section 7) subject to award of an option or Restricted Shares that any Participant (as defined in Section 4 hereof) can be granted under the Plan during its term is *675,000 shares.

3. ADMINISTRATION

The Plan shall be administered by the Compensation and Benefits Committee, or any successor Committee (hereinafter called the "Committee"), which shall be appointed by the Board of Directors of the Company (the "Board") and shall consist of such number of directors, not less than three, as shall be determined by the Board, who shall serve at the pleasure of the Board. Each member of the Committee shall at the time of designation and service be a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule or regulation in effect at the time ("Rule 16b-3"), and be an "outside director" within the meaning of Section 162(m) of the Code and the Treasury Regulations promulgated thereunder.

The Committee, from time to time, may adopt rules and regulations for carrying out the provisions and purposes of the Plan. The interpretation and construction by the Committee of any provisions of, and the determination of any question arising under, the Plan, any such rule or regulation, or any agreement granting options or Restricted Shares under the Plan, shall be final and conclusive and binding on all persons interested in the Plan.

Subject to the terms and conditions of the Plan, the Committee, in its sole discretion, shall determine the Participants to whom options and Restricted Shares shall be granted, the time or times when they shall be granted, when options may be exercised, the number of shares to be awarded as Restricted Shares or to be covered by each option so granted, all other terms and conditions of the grant of options or awards of Restricted Shares, the terms and provisions of the award agreements (which need not be identical) and, with respect to grants of options, which options are to be Incentive Stock Options and which Options are to be Non-qualified Stock Options.

4. ELIGIBILITY

Any key employees of the Company or its present or future subsidiaries ("Participants") as determined by the Committee shall be eligible to receive awards under the Plan. No director who is not an officer or employee of the Company or a subsidiary thereof and no member of the Committee, during the time of his or her service as such, shall be eligible to receive an option or Restricted Shares under the Plan.

5. OPTIONS

All options approved by the Committee under the Plan shall be evidenced by stock option agreements in writing (hereinafter called "option agreements"), in such form as the Committee may from time to time approve, executed on behalf of the Company by one or more members of the Committee. Each such agreement shall be subject to the Plan and, in addition to such other terms and conditions as the Committee may deem desirable, shall provide in substance as follows:

(a) Limitations. The aggregate Fair Market Value (as defined in Section 5(b) hereof) of the shares of Common Stock (determined as of the date of grant) with respect to which Incentive Stock Options may be first exercisable by a Participant during any calendar year under this Plan and all other option plans of the Company and its subsidiaries shall not exceed $100,000; provided, however, that, to the extent permitted by the Code and the Treasury Regulations promulgated thereunder, nothing contained in this Section 5(a) shall be interpreted to prevent a Participant (i) from exercising in any year subsequent to the year in which an Incentive Stock Option first became exercisable the whole or any portion of such Incentive Stock Option not exercised in the year such Incentive Stock Option first became exercisable, or (ii) from exercising Incentive Stock Options in full pursuant to the terms of Section 7(c) hereof. Non-qualified Stock Options may be exercised by a Participant without regard to the limitations stated in the previous sentence.

(b) Number and Price of Shares. Each option agreement shall specify the number of shares of Common Stock covered by such option and the purchase price per share thereof. Such price shall be equal to at least 100% of the fair market value of the shares as of the date such option is granted ("Fair Market Value"). The Fair Market Value of a share of Common Stock shall be the price per share at the close of the prior days trading as reported on the New York Stock Exchange Composite Tape. The option price shall be subject to adjustment as provided in Section 7 hereof.

In the case of a Participant who owns shares of Common Stock representing more than ten percent (10%) of the total combined voting power of all classes of stock the Company (as determined under Section 425(e) and (f) of the Code) at the time an Incentive Stock Option is granted, the Incentive Stock Option price shall not be less than 110% of the Fair Market Value of the shares at the time the Incentive Stock Option is granted.

(c) Time of Exercise. Each option agreement shall set forth the period during which it may be exercised, which shall be determined by the Committee at the time of grant, subject to the Committee's ability to accelerate vesting, provided that each Non-qualified Stock Option shall expire not more than ten years and two days after the date such option is granted and each Incentive Stock Option shall expire not more than ten years after the date such option is granted (the period set forth in each option agreement being hereinafter referred to as "option period").

Notwithstanding the foregoing, if a Participant owns, at the time of grant, stock representing more than 10% of the total combined voting power of all classes of the Company's stock, then no Incentive Stock Option granted to such Participant may have a life of more than five years from the date of grant.

(d) Manner of Exercise. An option may be exercised, subject to its terms and conditions and the terms and conditions of the Plan, subject to the company Insider Trading Policy as outlined in the Corporate Policy Manual, No. 112., in full at any time or in part from time to time by delivery to the Secretary of the Company (or such other designee) of a written notice of exercise specifying the number of shares with respect to which the option is being exercised. Any notice of exercise shall be accompanied by full payment of the option price of the shares being purchased, unless the broker-dealer sale and remittance payment procedure detailed below is utilized in connection therewith. Payment of the option price may be effected in one of the alternative forms specified below:

(i) in cash or cash equivalents;

(ii) with the consent of the Committee (as set forth in the option agreement or otherwise), by delivery of shares of Common Stock held by the Participant for at least six (6) months and having a Fair Market Value on the Exercise Date (as such term is defined below) equal to the option price;

(iii) with the consent of the Committee (as set forth in the option agreement or otherwise), by any combination of shares of Common Stock held for at least six (6) months, valued at Fair Market Value on the Exercise Date, and cash or cash equivalents; or

(iv) by payment effected through a broker-dealer sale and remittance procedure pursuant to which the Participant (a) shall provide irrevocable written instructions to the designated broker/dealer to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, an amount equal to the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company by reason of such purchase and (b) shall provide written directives to the Company to deliver the certificates for the purchased shares directly to such broker-dealer; or

(v) by delivery of other any property acceptable to the Committee which has a fair market value, as determined by the Committee, on the Exercise Date equal to the option price and serves as valid consideration for issuance of the Company's Common Stock.

For purposes of this subsection (d), the "Exercise Date" shall be the first date on which there shall have been delivered to the Company: (i) written notice of the exercise of the option and (ii) any representations by the Participant that the Committee should determine are required by Federal or State securities laws.

(e) Termination of Employment. If the employment of a Participant shall terminate by reason of death or Disability, all options held by the Participant which are not yet vested shall be fully and immediately vested as of the effective date of such termination of employment. If the employment of a Participant shall terminate for any reason other than death or Disability, all options held by the Participant which are not vested as of the effective date of such termination of employment shall be immediately forfeited to the Company (and shall once again become available for grant under the Plan). The Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such options, subject to such terms as the Committee, in its sole discretion, deems appropriate; and provided that the maximum exercise period which may be permitted following employment termination is the shorter of: (i) one (1) year; or (ii) the scheduled expiration date of the option.

Options which are vested as of the effective date of the Participant's termination of employment may be exercised by the Participant within the period beginning on the effective date of termination of employment, and ending (a) one (1) year following such date in the case of termination by reason of retirement, death or Disability; and ninety (90) days following such date in the case of termination for any other reason.

For purposes of this subsection (e), the term "Disability" has the meaning assigned to that term in the company's Long Term Disability Plan covering exempt salaried employees.

(f) Transferability of Options or Limited Rights. Except as otherwise provided in this paragraph, or as the Committee otherwise provides, the options granted under the Plan and any Limited Right (as hereinafter defined) are not transferable by the Participant other than by will or by the laws of descent and distribution, and during the lifetime of the Participant such options may be exercised only by the Participant or such Participant's legal representative. A Participant may transfer such options to (i) his or her spouse, children or grandchildren ("Immediate Family Members"); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; or (iii) a partnership in which such Immediate Family Members are the only partners. The transfer will be effective only if the Participant receives no consideration for such transfer. Subsequent transfers of the transferred options are prohibited except transfers to those persons or entities to which the participant could have transferred such options, or transfers otherwise in accordance with this paragraph.

(g) Prior Outstanding Options. Each option agreement evidencing an Incentive Stock Option shall provide that, if such Incentive Stock Option is exercisable by its terms, it may be exercised while there is outstanding (within the meaning of Section 422(c) (7) of the Code) any other Incentive Stock Option to purchase shares of Common Stock of the Company or of a corporation which is a subsidiary of the Company or of a predecessor corporation of the Company or such subsidiary.

6. RESTRICTED SHARES.

(a) Awards. The Committee may from time to time in its discretion award Restricted Shares to Participants and shall determine the number of Restricted Shares awarded and the terms and conditions of, and the amount of payment, if any, to be made by the Participant for, such Restricted Shares. Each award of Restricted Shares will be evidenced by a written agreement executed on behalf of the Company by one or more members of the Committee and containing terms and conditions not inconsistent with the Plan as the Committee, in its sole discretion, shall determine to be appropriate.

(b) Restricted Period; Lapse of Restrictions. At the time an award of Restricted Shares is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such award which shall not be less than one year nor more than ten years. Each award of Restricted Shares may have a different Restricted Period. At the time an award is made, the Committee may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Shares. Such conditions may include, without limitation, the death or disability of the Participant to whom Restricted Shares are awarded, retirement of the Participant pursuant to normal or early retirement under any retirement plan of the Company or any of its subsidiaries, termination by the Company or any of its subsidiaries of the Participant's employment other than for cause or the occurrence of an Acceleration Date (as defined in Section 7(c) hereof). The Committee may also, in its discretion, shorten or terminate the Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Shares at any time after the date the award is made.

(c) Rights of Holder; Limitations Thereon. Upon an award of Restricted Shares, a stock certificate representing the number of Restricted Shares awarded to the Participant shall be registered in the Participant's name and, at the discretion of the Committee, will be either delivered to the Participant with an appropriate legend or held in custody by the Company or a bank for the Participant's account. The Participant shall generally have the rights and privileges of a stockholder as to such Restricted Shares, including the right to vote such Restricted Shares, the right to receive cash dividends, except that the following restrictions shall apply: (i) with respect to each Restricted Share, the Participant shall not be entitled to delivery of an unlegended certificate until the expiration or termination of the Restricted Period, and the satisfaction of any other conditions prescribed by the Committee, relating to such Restricted Share; (ii) with respect to each Restricted Share, such share may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the expiration of the Restricted Period, and the satisfaction of any other conditions prescribed by the Committee, relating to such Restricted Share; and (iii) except as otherwise determined by the Committee, upon termination of employment of a Participant for any reason during the applicable Restricted Period, all of the Restricted Shares as to which restrictions have not at the time lapsed shall be forfeited and all rights of the Participant to such Restricted Shares shall terminate without further obligation on the part of the Company. Upon the forfeiture of any Restricted Shares, such forfeited shares shall be transferred to the Company without further action by the Participant. At the discretion of the Committee, cash and stock dividends with respect to the Restricted Shares may be either currently paid or withheld by the Company for the Participant's account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. The Participant shall have the same rights and privileges, and be subject to the same restrictions, with respect to any shares received pursuant to Section 7(h) hereof.

(d) Delivery of Unrestricted Shares. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse and one or more stock certificates for the appropriate number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Participant or the Participant's beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the fair market value (determined as of the date the restrictions lapse) of such fractional share to the Participant or the Participant's beneficiary or estate, as the case may be. Prior to or concurrently with the issuance or delivery of an unlegended certificate for Restricted Shares, the Participant shall be required to pay any portion of the purchase price of such Restricted Shares then unpaid, if any, and that amount necessary to satisfy applicable Federal, state or local tax requirements.

7. EFFECT OF CERTAIN CHANGES.

(a) If there is any change in the number of shares of Common Stock by reason of a declaration of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend), stock split, recapitalization, or combination or exchange of shares, the number of shares of Common Stock available for options and Restricted Shares and the number of such shares covered by outstanding options, and the price per share of such options, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

(b) In the event of the proposed dissolution or liquidation of the Company, or in the event of any corporate separation or division, including, but not limited to, a split-up, split-off, or spin-off, the Committee may provide that the holder of each option then exercisable shall have the right to exercise such option (at its then option price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation or corporate separation or division by a holder of the number of shares of Common Stock for which such option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division; or the Committee may provide, in the alternative, that each option granted under the Plan shall terminate as of a date to be fixed by the Board, provided that not less than thirty (30) days written notice of the date so fixed shall be given to each Participant, who shall have the right, during the period of thirty (30) days preceding such termination, to exercise the option as to all or any part of the shares of Common Stock covered thereby, including shares as to which such option would not otherwise be exercisable.

(c) If while unexercised options remain outstanding under the Plan (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this subsection) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof, (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 30% of the combined voting power of the Company's then outstanding securities, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, then from and after the date on which public announcement of the acquisition of such percentage shall have been made, or the date on which the change in the composition of the Board set forth above shall have occurred, or the date of any such stockholder approval (any such date being referred to herein as the "Acceleration Date"), all options shall be exercisable in full, whether or not otherwise exercisable, but subject, however, in the case of an Incentive Stock Option, to Section 5 (g) hereof. Following the Acceleration Date, (1) the Committee shall, in the case of a merger, consolidation, liquidation or sale or disposition of assets, promptly make an appropriate adjustment to the number and class of shares of Common Stock available for options and Restricted Shares, and to the amount and kind of shares or other securities or property receivable upon exercise of any outstanding options after the effective date of such transaction, and the price thereof, and (2) the Committee may, in its discretion, permit the cancellation of outstanding options in exchange for a cash payment in an amount per share subject to any such option equal to the amount that would be payable pursuant to Section 8(b) hereof upon exercise of a Limited Right (as defined in Section 8(a) hereof) under those circumstances; provided, however, that, for purposes of such cancellation and cash-out, the Acceleration Date shall be restricted in such manner as the Committee may determine is necessary to comply with the conditions and requirements of Rule 16b-3 to prevent short-swing profit liability to the holder thereof under Section 16(b) of the Exchange Act.

(d) Subsections (b) and (c) of this Section 7 shall not apply to a merger or consolidation in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock or securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each option then exercisable shall have the right to exercise such option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Company), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such option might have been exercised.

(e) In the event of a change in the Common Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

(f) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(g) Except as hereinbefore expressly provided in this Section 7, the Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the option or the number or price of Restricted Shares. The grant of an option or of Restricted Shares pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or part of its business or assets.

(h) The Committee may make or provide for such adjustments to the number and class of shares available for awards of Restricted Shares under the Plan or to any outstanding Restricted Shares as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. Any such determination by the Committee shall be conclusive.

8. LIMITED RIGHTS

(a) The Committee shall have authority to grant a limited stock appreciation right (a "Limited Right") to the holder of any option with respect to all or some of the shares of Common Stock covered by such option. A Limited Right may be granted either at the time of grant of the related option or any time thereafter during its term. Each Limited Right shall be exercisable only if, and to the extent that, the related option is exercisable pursuant to Section 7(c) hereof or otherwise, and, in the case of a Limited Right granted in respect of an Incentive Stock Option, only when the Fair Market Value per share of Common Stock exceeds the option price per share. Notwithstanding the provisions of the two immediately preceding sentences, no Limited Right may be exercised until the expiration of six (6) months from the date of grant of the Limited Right. Upon the exercise of a Limited Right, the related option shall cease to be exercisable to the extent of the shares of Common Stock with respect to which such Limited Right is exercised, but shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of further stock options and Rights or the award of further Restricted Shares pursuant to this Plan. Upon the exercise or termination of an option, the Limited Right with respect to such option shall terminate to the extent of the shares of Common Stock with respect to which such option was exercised or terminated.

(b) Upon the exercise of a Limited Right, the holder thereof shall receive in cash whichever of the following amounts is applicable.

(i) in the case of an exercise of Limited Rights by reason of an acquisition of Common Stock described in Section 7(c)(i) hereof, an amount equal to the Acquisition Spread (as defined in Section 8(d) hereof);

(ii) in the case of an exercise of Limited Rights by reason of the change in composition of the Board of Directors described in Section 7(c)(ii), an amount equal to the Spread (as defined in Section 8(e) hereof);

(iii) in the case of an exercise of Limited Rights by reason of stockholder approval of a merger described in Section 7(c)(iii), an amount equal to the Merger Spread (as defined in Section 8(g) hereof); or

(iv) in the case of an exercise of Limited Rights by reason of stockholder approval of a plan or agreement described in Section 7(c)(iv), an amount equal to the Liquidation Spread (as defined in Section 8(i) hereof).

Notwithstanding the foregoing, in the case of a Limited Right granted in respect of an Incentive Stock Option, the holder may not receive an amount in excess of such amount as will enable such option to qualify as an Incentive Stock Option.

(c) The term "Acquisition Price per Share" as used in this Section 8 shall mean, with respect to the exercise of any Limited Right by reason of an acquisition of Common Stock described in Section 7(c) (i), the greater of (i) the highest price per share shown on the Statement on Schedule 13D or amendment thereto filed by the holder of 30% (or such greater percentage as shall be required in order for the exemptions available under Rule l6b-3 to continue to be applicable to the Plan) or more of the Company's Common Stock which gives rise to the exercise of such Limited Right, and (ii) the highest Fair Market Value per share of Common Stock during the sixty-day period ending on the date such Limited Right is exercised. Any securities or property which are part or all of the consideration paid for shares of Common Stock in such acquisition shall be valued in determining the Acquisition Price per share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity having such consideration or (B) the valuation placed on such securities or property by the Committee.

(d) The term "Acquisition Spread" as used in this Section 8 shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Acquisition Price per Share over (B) the option price per share of Common Stock at which the related option is exercisable, by (ii) the number of shares of Common Stock with respect to which the Limited Right is being exercised.

(e) The term "Spread" as used in this Section 8 shall mean, with respect to the exercise of any Limited Right by reason of a change in the composition of the Board described in Section 7(c) (ii), an amount equal to the product computed by multiplying (i) the excess of (A) the highest Fair Market Value per share of Common Stock during the sixty-day period ending on the date the Limited Right is exercised over (B) the option price per share of Common Stock at which the related option is exercisable, by (ii) the number of shares of Common Stock with respect to which such Limited Right is being exercised.

(f) The term "Merger Price per Share" as used in this Section 8 shall mean, with respect to the exercise of any Limited Right by reason of stockholder approval of an agreement described in Section 7(c) (iii), the greater of (i) the fixed or formula price for the acquisition of shares of Common Stock specified in such agreement if such fixed or formula price is determinable on the date on which such Limited Right is exercised, and (ii) the highest Fair Market Value per share of Common Stock during the sixty-day period ending on the date such Limited Right is exercised. Any securities or property which are part or all of the consideration for the acquisition of shares of Common Stock specified in such agreement shall be valued in determining the Merger Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity paying such consideration or (B) the valuation placed on such securities or property by the Committee.

(g) The term "Merger Spread" as used in this Section 8 shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Merger Price per Share over (B) the option price per share of Common Stock at which the related option is exercisable, by (ii) the number of shares of Common Stock with respect to which the Limited Right is being exercised.

(h) The term "Liquidation Price per Share" as used in this Section 8 shall mean, with respect to the exercise of any Limited Right by reason of stockholder approval of a plan or agreement described in Section 7(c)(iv), the greater of (i) the fixed or formula price for the acquisition of shares of Common Stock specified in such plan or agreement if such fixed or formula price is determinable on the date on which such Limited Right is exercised, and (ii) the highest Fair Market Value per share of Common Stock during the sixty-day period ending on the date such Limited Right is exercised. Any securities or property which are part or all of the consideration for the acquisition of shares of Common Stock specified in such plan or agreement shall be valued in determining the Liquidation Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity paying such consideration or (B) the valuation placed on such securities or property by the Committee.

(i) The term "Liquidation Spread" as used in this Section 8 shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Liquidation Price per Share over (B) the option price per share of Common Stock at which the related option is exercisable, by (ii) the number of shares of Common Stock with respect to which the Limited Right is being exercised.

9. FINANCING OF EXERCISE OF OPTIONS AND PURCHASE OF RESTRICTED SHARES

To the extent permitted by the regulations of the Federal Reserve Board governing margin requirements in effect at the time of exercise of any option or purchase of any Restricted Shares (including any exemption from margin requirements for employee stock option plans if such exemption is available), the Company may extend credit, or arrange for the extension of credit, to each Participant who exercises an option or purchases Restricted Shares,at the time of such exercise or purchase, to assist the Participant in the purchase of stock. Such credit will be collateralized by the stock purchased and will be in an amount not greater than the lesser of (i) the option or purchase price of the stock or (ii) the amount of credit permitted by regulations of the Federal Reserve Board. The rate of interest, terms of repayment and provisions for release of collateral with respects to each such credit will be as determined by the Committee at the time the credit is extended, but in any event shall be in accordance with any applicable regulations of the Federal Reserve Board.

10. SUBSIDIARY

For purposes of the Plan, a subsidiary of the Company shall be any corporation which at the time qualifies as a subsidiary thereof under the definition of "subsidiary corporation" contained in Section 425 of the Code, as the same may be amended from time to time. A transfer of employment from the Company to such a subsidiary or vice versa or between two such subsidiaries shall not be deemed a termination of employment.

11. GOVERNMENT REGULATIONS

The Plan, the award or purchase of Restricted Shares and the grant and exercise of options and Limited Rights hereunder, and the Company's obligation to sell and deliver shares of stock pursuant to any such award, purchase or exercise, shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any regulatory or government agency as may be required. The Company shall not be required to issue or deliver any certificate or certificates for shares of its Common Stock prior to (i) the admission of such shares to listing on any stock exchange on which the Common Stock may then be listed and (ii) the completion of any registration or other qualification of such shares under any state or Federal law or rulings or regulations of any government body, which the Company shall, in its sole discretion, determine to be necessary or advisable.

12. TERM OF THE PLAN

The effective date of the Plan shall be May 22, 1995, subject, however, to the approval by the stockholders of the Company at the next annual meeting of stockholders, or any adjustment or postponement thereof, within twelve months following the date of adoption of the Plan by the Board, and any and all awards made under the Plan prior to such approval shall be subject to such approval. The Plan shall terminate ten years from the effective date or on such earlier date as may be determined by the Board of Directors. In any case, termination shall be deemed to be effective as of the close of business on the day of termination. No option or Limited Right may be granted, and no Restricted Shares may be awarded, after such termination. Termination of the Plan, however, shall not affect outstanding options, Limited Rights or Restricted Shares which have been granted prior to such termination, and all unexpired options, Limited Rights and Restricted Shares shall continue in force and operation after termination of the Plan except as they may lapse or terminate by their own terms and conditions and the terms of the Plan shall continue to apply to such options, Limited Rights and Restricted Shares.

13. AMENDMENT OF THE PLAN

The Board of Directors of the Company at any time and from time to time may suspend or amend the Plan in any respect; provided, however, that no amendment which requires stockholder approval in order for the exemptions available under Rule 16b-3 to continue to be applicable to the Plan shall be effective unless the same shall be approved by the stockholders of the Company entitled to vote thereon. Without the written consent of the applicable Participant, no amendment, modification, suspension or termination of the Plan may adversely affect any option, Limited Right or Restricted Shares previously granted under the Plan; but it shall be conclusively presumed that any adjustment for change as provided in Section 7 does not adversely affect any such right.

14. GENERAL

(a) Governing Law. The Plan and all determinations made and actions taken pursuant thereto shall be governed by and construed in accordance with the internal laws of the State of Wisconsin.

(b) Rule 16b-3 Six Month Limitations. To the extent required in order to comply with Rule 16b-3 only, any equity security offered pursuant to the Plan may not be sold for at least six months after acquisition, except in the case of death or disability, and any derivative security issued pursuant to the Plan shall not be exercisable for at least six months, except in the case of death or disability of the holder thereof. Terms used in the preceding sentence shall, for the purposes of such sentence only, have the meanings, if any, assigned or attributed to them under Rule 16b-3.